Related party transactions (Details) - USD ($) $ in Thousands		12 Months Ended
		Aug. 31, 2022	Aug. 31, 2021
IfrsStatementLineItems [Line Items]
Key Management		$ (5,163)	$ (4,628)
Share based payments		(400)	0
Key management personnel of entity or parent [member]
IfrsStatementLineItems [Line Items]
Key Management	[1]	(2,085)	(1,695)
Share based payments		$ (3,078)	$ (2,933)

[1]	Remuneration includes salaries and benefits for certain key management personnel and director fees. Prior year renumeration also includes sign-on bonuses for certain key management personnel. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share based payments for their services and officers are entitled to cash remuneration and share based payments for their employment services.